SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of Earliest Event Reported):
                                  JUNE 1, 1999

                                  ABATIX CORP.
             (Exact name of registrant as specified in its charter)

     State of Delaware         1-10184                    75-1908110
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)

8311 Eastpoint Drive, Suite 400, Dallas, Texas                       75227
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code: (214) 381-1146


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Effective June 1, 1999, Abatix Corp. (the "Company") acquired the assets of North State Supply Co. of Phoenix ("North State"), an Arizona corporation, pursuant to the Asset Purchase Agreement. The assets acquired consist of primarily inventory and accounts receivable. Consideration paid to North State for the assets was $2.1 million in cash and the assumption of the balance owed on a working capital line of credit, accounts payable, payroll and sales tax payables and certain other short-term liabilities.

North State had sales of approximately $6 million for the year ended December 31, 1998 and $2.5 million for the five months ended May 31, 1999.

Also effective on June 1, 1999, pursuant to a one-year employment agreement, Mr. Daniel Birnley, owner of North State, became Branch Manager of the Company's Phoenix operations.

The Company funded the consideration through a borrowings on Company's line of credit with Comerica Bank -Texas. The Company is working to amend the line of credit with Comerica Bank - Texas to provide an increase in the maximum commitment from $5,500,000 to $6,500,000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

     (1)(a) Form of Underwriting Agreement (filed as Exhibit (1)(a) to the Registration Statement on Form S-18, filed February 9, 1989).

     (1)(b) Form of Selected Dealer Agreement (filed as Exhibit (1)(b) to the Registration Statement on Form S-18, filed January 11, 1989).

     (1)(c) Warrant Solicitation Agent and Exercise Fee Agreement (filed as Exhibit (l)(c) to the Report on Form 10-K for the year ended December 31,
     1989).

     (2)(a) Agreement of Merger (filed as Exhibit (2) to the Registration Statement on Form S-18, filed January 11, 1989).

     (2)(b) Asset Purchase Agreement (filed as Exhibit (2)(b) to the Report on Form 8-K, filed October 19, 1992).

     (2)(c) Asset Purchase Agreement for Keliher Hardware Company (filed as Exhibit (2)(c) to the Report on Form 10-K for the year ended December 31,
     1998).

     (2)(d) Asset Purchase Agreement for North State Supply Co. of Phoenix. *

     (4)(a) Specimen Certificate of Common Stock (filed as Exhibit (4)(a) to the Registration Statement on Form S-18, filed January 8, 1989).

     (4)(b) Specimen of Redeemable Common Stock Purchase Warrant (filed as Exhibit (4)(b) to the Registration Statement on Form S-18, filed February 9, 1989).

     (4)(c) Form of Warrant to be sold to Culverwell & Co., Inc. (filed as Exhibit (4)(c) to the Registration Statement on Form S-18, filed February 9, 1989).

     (4)(d) Warrant Agency Agreement between the Registrant and North American Transfer Company (filed as Exhibit (4)(d) to the Registration Statement on Form S-18, filed February 9, 1989).

     * Filed herewith as part of the Company's electronic filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ABATIX CORP.

Date: June 15, 1999              By: /s/ FRANK J. CINATL
                               Name: Frank J. Cinatl
                              Title: Vice President and Chief Financial Officer
                                     (Principal Accounting Officer)